Exhibit 10.1

AMENDMENT NO. 1
to the
THIRD AMENDED AND RESTATED WAREHOUSE LOAN AGREEMENT
This AMENDMENT NO. 1, dated as of April 8, 2015 (this “Amendment”), to the THIRD AMENDED AND RESTATED WAREHOUSE LOAN AGREEMENT, dated as of June 17, 2013 (the “Loan Agreement”), is entered into by and among TRINITY INDUSTRIES LEASING COMPANY, a Delaware corporation (the “Manager”), TRINITY RAIL LEASING WAREHOUSE TRUST, a Delaware statutory trust (the “Borrower”), the banks and other lending institutions from time to time party to the Loan Agreement (each a “Lender” and, collectively, the “Lenders”), CREDIT SUISSE AG, NEW YORK BRANCH, as Agent for the Lenders (the “Agent”), and WILMINGTON TRUST COMPANY, in its capacity as Collateral Agent and Depositary (the “Collateral Agent”). Capitalized terms used but not defined herein have the meaning set forth in the Loan Agreement.
RECITALS:
WHEREAS, the parties hereto entered into a Warehouse Loan Agreement, dated as of June 27, 2002, which was amended and restated pursuant to an Amendment and Restatement, dated as of August 7, 2007; further amended and restated pursuant to an Amendment and Restatement dated as of May 29, 2009 and subsequently amended by Amendments 1 through 3, dated as of February 4, 2011, November 28, 2012 and February 1, 2013 respectively; and further amended and restated pursuant to an Amendment and Restatement dated as of June 17, 2013; and
WHEREAS, the parties hereto desire to amend the Loan Agreement as set forth herein.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
ARTICLE 1
AMENDMENTS
SECTION 1.1    Section 1.01 of the Loan Agreement is hereby amended by:
(a)deleting the definition of “Alternative Rate” in its entirety;
(b)deleting the words and figures “June 17, 2013” in the definition of “Amendment Closing Date” and inserting “April 8, 2015” in lieu thereof;
(c)deleting the figure “$475,000,000” in the definition of “Committed Amount” and inserting the figure “$1,000,000,000” in lieu thereof;
(d)deleting the words “seven years” in clause (iv) of the definition of “Eligible Railcar” and inserting the words “thirteen years” in lieu thereof;
(e)deleting the text of clause (ii) of the definition of “Excluded Assets Amount” and inserting the word “[RESERVED]” in lieu thereof;
(f)deleting the figure “5.00%” in clause (ix) of the definition of “Excluded Assets Amount” and inserting the figure “10.00%” in lieu thereof;

(g)deleting the definition of “Final Interim Repayment” in its entirety;
(h)deleting the words “third Scheduled Payment Date” in clause (ii) of the definition of “Hedging Event” and inserting the words “Maturity Date” in lieu thereof;
(i)deleting the definition of “Interim Repayment” in its entirety;
(j)first, deleting the words “an average British Bankers Association Interest Settlement Rate” in each place where they appear in the definition of “LIBOR” and inserting “the ICE Benchmark Rates” in lieu thereof, and second, by inserting a semi-colon in lieu of the existing period at the end of the definition of “LIBOR”, and inserting the following immediately after such semi-colon:
provided, that, if the result of the foregoing is that LIBOR would be a rate less than zero for any Interest Period, it shall be deemed to be zero for such Interest Period.
(k)inserting the following definition of “Maturity Date”:
“Maturity Date” means the date that is the first anniversary of the Revolving Termination Date.”
(l)deleting the definition of “Permitted Interim Outstanding Principal Amount” in its entirety;
(m)deleting the definition of “Preliminary Interim Repayment” in its entirety;
(n)deleting the words “, and any similar acts or governmental actions of the United States to the extent applicable” in the definition of “Prohibited Nations Act” and inserting the words “in each case as may be amended or updated from time to time, and any similar acts or governmental actions of the United States to the extent applicable (including but not limited to economic or financial sanctions, sectoral sanctions, trade embargoes and anti-terrorism laws)” in lieu thereof.
(o)deleting the words and figures “June 15, 2015” in the definition of “Revolving Termination Date” and inserting “April 16, 2018” in lieu thereof;
(p)deleting the definition of “Sanctioned Person” and inserting the following definition in lieu thereof:
“Sanctioned Person” means: any Person that is a target of trade or economic sanctions administered by the United States government, including OFAC, including, without limitation a Person that is (a) listed by OFAC on the “Specially Designated Nationals and Blocked Persons List” as set forth on http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/default.aspx or any Person controlled by a Person on such list; (b) listed by OFAC on its Consolidated Sanctions List as set forth on http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/consolidated.aspx; (c) a legal entity that is deemed by OFAC to be a sanctions target based on the ownership of such legal entity by Sanctioned Persons; (d) a Person that is a sanctions target pursuant to any territorial or country-based sanctions program administered by OFAC; or (e) any other Person with whom a U.S. Person may not engage under any Prohibited Nations Act in the absence of specific governmental authorization.
(q)deleting the definition of “Scheduled Payment Date” in its entirety;
(r)deleting the definition of “Three-Month LIBOR” in its entirety;
SECTION 1.2    Section 2.02(b) of the Loan Agreement is hereby amended by deleting the words “third Scheduled Payment Date” where they appear in such provision, and inserting the words “Maturity Date” in lieu thereof.

SECTION 1.3    Section 2.05(a)(i) of the Loan Agreement is hereby amended by deleting the text of such provision, and inserting the word “[RESERVED]” in lieu thereof.
SECTION 1.4    Section 2.05(a)(ii) of the Loan Agreement is hereby amended by deleting the words “or the Alternative Rate, as applicable, ” where they appear in such provision.
SECTION 1.5    Section 2.06 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
SECTION 2.06 Repayment and Maturity of Loans. On the Maturity Date, the Borrower shall repay to the Collection Account the aggregate outstanding principal amount of the Loans and all accrued interest thereon (including all Aggregate Default Interest and all accrued interest thereon), and the Loans of each Lender shall be ratably repaid. In the event that any amount of principal is not paid when due pursuant to this Section 2.06, the Agent may, with the prior written consent of each Lender (which such consent shall be in the sole discretion of each such Lender) extend the due date for such payment on terms satisfactory to such Lenders (in their sole discretion); provided that, any such extension shall not extend the due date for such payment beyond the Legal Final Maturity Date.
SECTION 1.6    Section 2.07(b)(vii) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
(vii)    If any amount of principal of the Loans shall not have been paid on the date the same is due pursuant to Section 2.06, the Agent (at the written request of the Majority Lenders) shall direct the Borrower (at any time on or after the date when such amount was due) to (and upon receipt of such direction the Borrower shall or shall cause the Manager to) sell all or any part of the Collateral in the amount and in the manner specified by the Agent, and upon any such sale the Borrower shall prepay a portion of the principal amount of the outstanding Loans in an aggregate amount equal to the Net Cash Proceeds for each Railcar so sold. For the avoidance of doubt, the failure of the Agent or the Lenders to give or make any such direction or request, as applicable, on the date that any amount of principal of the Loans was not paid when due shall not waive their respective rights to give such direction at any future time that such amount continues to be unpaid.
SECTON 1.7    Section 2.07(c)(iii) of the Loan Agreement is hereby amended by renumbering clauses “tenth” through “thirteenth” inclusive, as clauses “ninth” through “twelfth” inclusive, respectively, and making corrections to the applicable internal references to such clauses.
SECTION 1.8    Section 2.08(b) of the Loan Agreement is hereby amended by deleting the words “or the Alternative Rate” where they appear in such provision.
SECTION 1.9Section 2.10(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
(b)    The Lenders acknowledge that the increase in the Committed Amount as of the Amendment Closing Date is not pro rata among the Lenders, and that one or more Lenders is making an assignment of its rights and obligations under the Loan Agreement to an Affiliate of such Lender. Accordingly, notwithstanding any other provision in this Agreement (including without limitation in Sections 2.01(a), 2.10(a), 2.11 and 2.12) on the Amendment Closing Date, (i) the Commitment Percentages shall be adjusted by the Agent to reflect the then-applicable respective Commitments, (ii) the Lenders (who shall be deemed to include, solely for this purpose and solely on the Amendment Closing Date, Nieuw Amsterdam Receivables Corporation S.a.r.l. (formerly known as Nieuw Amsterdam Receivables Corporation) and Wells Fargo Capital Finance, LLC) shall assign and assume outstanding Loans so as to cause the amounts of such Loans held by each Lender to conform to the respective Commitment Percentages, and (iii) the Borrower shall execute and deliver any additional Notes or any other Loan Document as the Agent or a Lender may reasonably request, such additional

Notes to be issued against delivery by the related Lender of any then-existing Notes (which may be cancelled by the Borrower on or after the Amendment Closing Date). Any new Loans requested to be extended on or after the Amendment Closing Date shall be made in the as-adjusted Commitment Percentages (subject to the terms of this Agreement). No fee shall be payable by any Lender to the Agent for processing the assignments and assumptions referred to in this Section 2.10(b), and no consent of the Borrower shall be required for any such assignment and assumption, notwithstanding anything to the contrary in Section 11.06. The Borrower shall be liable pursuant to Section 3.04 for Funding Losses, if any, associated with such assignments and assumptions.
SECTION 1.10    Section 2.12(a) of the Loan Agreement is hereby amended by deleting the words “or the Alternative Rate, as applicable,” where they appear in such provision.
SECTION 1.11    Section 2.12(b) of the Loan Agreement is hereby amended by deleting the words “or the Alternative Rate, as applicable,” where they appear in such provision.
SECTION 1.12    Section 3.04 of the Loan Agreement is hereby amended by deleting the words “, or Three-Month LIBOR, in the case of any Committed Lender that has elected the Alternative Rate for its Loan” where they appear in such provision.
SECTION 1.13    Section 3.05(a) of the Loan Agreement is hereby amended by deleting the words “or the Alternative Rate” where they appear in such provision.
SECTION 1.14    Section 3.05(b) of the Loan Agreement is hereby amended by deleting the words “or the Alternative Rate” where they appear in such provision.
SECTION 1.15    Section 5.05(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:
(a)    Audited Financial Statements. The consolidated balance sheet of each of Trinity and TILC and their respective consolidated Subsidiaries as of December 31, 2014 and the related consolidated statements of income and cash flows for the fiscal year then ended, reported on by Trinity and TILC’s independent auditors, copies of which have been delivered to each of the Lenders, fairly present, in conformity with GAAP, the consolidated financial position of each of Trinity and TILC and their respective consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year. During the period from December 31, 2014 to and including the Amendment Closing Date, there has been no sale, transfer or other disposition by Trinity or TILC or any of their respective consolidated Subsidiaries of any material part of the business or property of Trinity or TILC and their respective consolidated Subsidiaries, in each case taken as a whole, and no purchase or other acquisition by them of any business or property (including any Equity Interests of any other Person) material in relation to the consolidated financial condition of Trinity or TILC and their respective consolidated Subsidiaries, as applicable, taken as a whole, which is not reflected in the foregoing financial statements or in the notes thereto. The balance sheets and the notes thereto included in the financial statements referred to in this subsection (a) above disclose all liabilities, actual or contingent, of Trinity or TILC and their respective consolidated Subsidiaries as of the date thereof required to be disclosed therein in accordance with GAAP.
SECTION 1.16    Section 5.05(b) of the Loan Agreement is hereby amended by deleting the text thereof and inserting the word “[RESERVED]” in lieu thereof.
SECTION 1.17    Section 5.06 of the Loan Agreement is hereby amended by deleting the words and figures “December 31, 2012” where they appear and inserting “December 31, 2014” in lieu thereof.
SECTION 1.18    Section 5.27 of the Loan Agreement is hereby amended and restated as follows:
SECTION 5.27 Sanctioned Person. (a) None of the Borrower, any Subsidiary or any Person

that owns or Controls the Borrower or such Subsidiary is a Sanctioned Person, and (b) none of the proceeds of the Loans will be used in support of prohibited transactions with any Sanctioned Person.
SECTION 1.19    A new Section 5.28 of the Loan Agreement is hereby inserted as follows:
SECTION 5.28 Additional Representations. In connection with the Agreement, the Borrower represents, warrants and agrees that:
(a)    it has not, does not and will not during the term of the Agreement (x) issue any obligations that (i) constitute asset-backed commercial paper, or (ii) are securities required to be registered under the Securities Act of 1933 or that may be offered for sale under Rule 144A of the Securities and Exchange Commission thereunder, or (y) issue any other debt obligations or equity interests other than (1) debt obligations substantially similar to the obligations of the Borrower under the Agreement that are (A) issued to other banks or asset-backed commercial paper conduits in privately negotiated transactions, and (B) subject to transfer restrictions substantially similar to the transfer restrictions set forth in Section 11.06 of the Agreement, and (2) equity interests issued to Trinity Industries Leasing Company under the terms of the Second Amended and Restated Declaration of Trust of the Borrower, dated as of May 26, 2009.
(b)    its assets are consolidated with the assets and liabilities of Trinity Industries Leasing Company for purposes of generally accepted accounting principles.
(c)    it is not required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) in reliance on an exemption or exclusion available under Section 3(b)(1) of the 1940 Act, although other statutory or regulatory exemptions may be available under the 1940 Act.
SECTION 1.20    Section 6.01(a) of the Loan Agreement is hereby amended by inserting the word “and” after the comma at the end of clause (ii) of such provision, and inserting a new clause (iii) as follows:
(iii)    As soon as available, and in any event within 120 days after the end of each of its fiscal years, its balance sheet and income statement as of the end of such fiscal year, and the related statements of operations and retained earnings and cash flows for such fiscal year, which financial statements shall be unconsolidated and contain the same information as is used to prepare the audited financial statements for any Trinity entity with which the Borrower’s financial results are consolidated,
SECTION 1.21    Section 6.10(c)(iv) of the Loan Agreement is hereby amended by deleting the current text thereof and inserting the following in lieu thereof:
(iv)    at the request of the Majority Lenders (and if any Lender shall advise the Agent that it is requesting an Independent Appraisal, the Agent shall promptly poll the Lenders to ascertain whether the Majority Lenders wish to receive an Independent Appraisal), or at the request of the Agent, in the aggregate for this clause (iv) not more frequently than twice in any calendar year, and
SECTION 1.22    A new Section 6.18 of the Loan Agreement is hereby inserted as follows:
SECTION 6.18 Ratings. The Borrower agrees that it will not remove or pursue the removal of the S&P rating on the Loans at any time prior to the Maturity Date.
SECTION 1.23    A new Section 6.19 of the Loan Agreement is hereby inserted as follows:
SECTION 6.19 Change of Name. Without limitation of any other requirements of the Loan Documents, the Manager shall not change its legal name or any name under which it conducts business without giving not less than thirty (30) days prior written notice to the Agent and the Committed

Lenders, provided that during the continuance of any Default or Event of Default, neither the Borrower nor the Manager shall change their legal name or any name under which they conduct business, without the prior written consent of the Required Lenders.
SECTUIB 1,24    Section 7.18 of the Loan Agreement is hereby amended and restated as follows:
SECTION 7.18 Funds to Repay Loans. The Borrower will not permit any part of the funds used in repayment of the Loan to be derived from a prohibited transaction with a Sanctioned Person.
SECTION 1.25    Section 9.01(a) of the Loan Agreement is hereby amended by deleting the words “constituting part of an Interim Repayment” where they appear in subsections (i)(B) and (ii) thereof and inserting “payable pursuant to Section 2.06” in lieu thereof.
SECTION 1.26    Section 9.02 of the Loan Agreement is hereby amended by deleting the words “any Scheduled Payment Date” where they appear in such provision, and inserting the words “the Maturity Date” in lieu thereof.
SECTION 1.27    Section 11.03 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
SECTION 11.03 Amendments, Waivers and Consents. None of this Agreement any other Loan Document or any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated except, (a) in the case of this Agreement, upon the Agent (x) requesting from each Rating Agency (if any) a determination whether, as a result of any such amendment (except for changes to the definition of “Committed Amount,” “Maturity Date” or the dates on which any principal repayment is due pursuant to Section 2.06, or other changes or agreements in respect of the subject matter herein which are, in the judgment of the Agent, ministerial or address mechanical matters not raising any substantive credit‑related concerns, including in respect of such repayment and release matters associated with Asset Dispositions under Section 7.05), it would cause the rating of the Notes to be reduced or withdrawn, and providing notice of such determination to the Borrower and each of the Lenders or (y) giving written notice to each Rating Agency (if any) of any such amendment (except for changes to the definition of “Committed Amount,” “Maturity Date” or the dates on which any principal repayment is due pursuant to Section 2.06, or other changes or agreements in respect of the subject matter herein which are, in the judgment of the Agent, ministerial or address mechanical matters not raising any substantive credit‑related concerns, including in respect of such repayment and release matters associated with Asset Dispositions under Section 7.05) at least ten days prior to the effective date with respect thereto and, prior to the expiration of such ten day period, no such Rating Agency shall have issued any written notice that such amendment would cause the rating of the Notes to be reduced or withdrawn, and (b) in the case of this Agreement or any other Loan Document, pursuant to an agreement or agreements or a consent or consents in writing entered into by the Borrower, the Manager, to the extent it is a party thereto, the Required Lenders, and the Agent; provided that the foregoing shall not restrict the ability of the Required Lenders to waive any Event of Default prior to the time the Agent shall have declared, or the Required Lenders shall have requested the Agent to declare, the Loans immediately due and payable pursuant to Article IX; provided, however, that:
(i)    no such amendment, change, waiver, discharge or termination shall, without the consent of each Lender affected thereby:
(A)    extend the Revolving Termination Date (other than in accordance with the procedures sets forth in Section 2.08), or the Legal Final Maturity Date or extend or waive the Maturity Date or any payment of the Loans due thereon; provided that this clause (A) shall not restrict the ability of the Required Lenders to waive any Event of Default (other than an Event of Default the waiver of which would effectively result in any such extension or waiver), prior to the time the Agent shall have declared, or the Required Lenders shall have requested the Agent to declare, the Loans immediately due and payable pursuant to Article IX;

(B)    reduce the rate, or extend the time of payment, of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) thereon or fees hereunder;
(C)    reduce or waive the principal amount of any Loan;
(D)    increase the Commitment of a Lender over the amount then in effect (it being understood and agreed that a waiver of any Default, Manager Default, Manager Event of Default or Event of Default or a mandatory reduction in the Commitments shall not constitute a change in the terms of any Commitment of any Lender);
(E)    release all or substantially all of the Collateral securing the Credit Obligations hereunder (provided that the Collateral Agent may, without consent from any other Lender, release any Collateral that is sold or transferred by the Borrower in compliance with Section 7.05);
(F)    release any Facility Party from its respective obligations under the Loan Documents and/or the Management Documents;
(G)    amend, modify or waive any provision of this Section 11.03 or reduce any percentage specified in, or otherwise modify, the definition of Required Lenders;
(H)    amend or modify or, if applicable, waive the effects of the definition of “Advance Rate”, “Borrowing Base ”, “Collateral Deficiency”, “Eligible Lease”, “Eligible Railcar”, “Excluded Assets Amount”, “Liquidity Reserve Target Amount” or any term that is a component of any such definition; or
(I)    consent to the assignment or transfer by either Facility Party of any of its rights and obligations under (or in respect of) the Loan Documents and the Management Agreement, except as permitted thereby.
(ii)    no provision of Article X may be amended without the consent of the Agent.
Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (i) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersede the unanimous consent provisions set forth herein and (ii) the Required Lenders may consent to allow the Borrower to use cash collateral in the context of a bankruptcy or insolvency proceeding.
The various requirements of this Section 11.03 are cumulative. Each Lender and each holder of a Note shall be bound by any waiver, amendment or modification authorized by this Section 11.03 regardless of whether its Note shall have been marked to make reference therein, and any consent by any Lender or holder of a Note pursuant to this Section 11.03 shall bind any Person subsequently acquiring a Note from it, whether or not such Note shall have been so marked.
SECTION 1.28    Section 11.06(h) of the Loan Agreement is hereby amended by deleting therefrom the following text in its entirety:
Credit Suisse AG, New York Branch hereby designates Alpine Securitization Corp. as a “Conduit Lender” for all purposes of this Agreement and the other Loan Documents and grants to each such Conduit Lender the option to fund all or any portion of the Loans contemplated to be made hereunder by Credit Suisse AG, New York Branch. Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank International”, New York Branch hereby designates Nieuw Amsterdam Receivables Corporation as a “Conduit Lender” for

all purposes of this Agreement and the other Loan Documents and grants to such Conduit Lender the option to fund all or any portion of the Loans contemplated to be made hereunder by Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank International”, New York Branch. Gresham Receivables (No. 3) Limited, which is a Committed Lender, hereby also designates itself as a “Conduit Lender” (without liming its rights and obligations as a Committed Lender hereunder) and thereby exercises the option to fund all or any portion of the Loans contemplated to be made hereunder in such capacity as a Conduit Lender.
and by inserting a new final sentence to sub-section (d) thereof, as follows:
In addition to such inspection rights, upon request of any Lender, the Agent will provide to such Lender an electronic copy of the Register, together with a current copy of Schedule 11.01 hereto.
ARTICLE 2
LENDER PROVISIONS
SECTION 2.1    Removal of Conduit Lender; Assignments and Assumptions.
(a)Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank International”, New York Branch, as a Committed Lender (“Rabo International”) hereby withdraws the designation of Nieuw Amsterdam Receivables Corporation as a Conduit Lender, effective as of the Amendment Closing Date, and Nieuw Amsterdam Receivables Corporation S.a.r.l. (formerly known as Nieuw Amsterdam Receivables Corporation) hereby assigns, and directs and requests that the Agent record an assignment of all of, its rights and obligations under the Loan Agreement to Rabo International, effective as of the Amendment Closing Date, and Rabo International hereby accepts such assignment.
(b)Wells Fargo Capital Finance, LLC (“Wells Capital Finance”) hereby assigns, and directs and requests that the Agent record an assignment of, all of its rights and obligations under the Loan Agreement to Wells Fargo Bank, N.A. (“Wells Fargo”), effective as of the Amendment Closing Date, and Wells Fargo hereby accepts such assignment.
(c)In connection with the assignments and assumptions contemplated by clauses (a) and (b) above:
(i)The Agent and the Borrower (A) consent to such assignments, (B) waive any requirement for the execution and delivery of an Assignment and Acceptance in respect of any such assignment, and (C) agree that each such assignment shall be deemed to have been performed and completed in compliance with the applicable requirements of the Loan Agreement, and subject to the terms thereof, all as though an Assignment and Acceptance had been executed and delivered by the applicable assignor and assignee parties.
(ii)The consent of the Borrower to the assignment contemplated in clause (b) above is given in knowledge of the Affiliate relationship between Wells Fargo and First Union Rail Corporation, and the Borrower consents to such assignment notwithstanding that Wells Fargo is a Competitor of the Borrower for purposes of Section 11.06 of the Loan Agreement. Wells Fargo agrees that, notwithstanding anything to the contrary in Section 11.07 of the Loan Agreement, it will not share with First Union Rail Corporation (or any successor thereof) any Information (as defined in such Section) received by Wells Fargo.
(iii)Wells Fargo agrees to deliver to the Agent the administrative details regarding itself that the Agent would be entitled to had an Assignment and Acceptance been executed and delivered.
(iv)Each of Rabo International and Wells Fargo as assignee (A) confirms that it is an Eligible Assignee; (B) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (C) represents and warrants that under applicable Laws no tax will be required to be withheld by the Agent or the Borrower with respect to any payments to be made to it hereunder or under any Loan Document, and unless otherwise provided, no tax forms described in Section 3.01(d) of the Loan Agreement are required to be delivered by the Assignee; and (D) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Loan Agreement are required to be performed by it as a Lender.
SECTION 2.2    Commitment Adjustments, Non-Pro Rata Payments.
(d)As of the Amendment Closing Date, the Commitments of the Lenders shall be revised in conformity with the Commitments set forth on Exhibit A hereto, and Schedule 1.01 of the Loan Agreement shall be deleted and replaced with the form of Schedule 1.01 attached hereto as Exhibit A.
(e)In order to effectuate the reallocation of Loans contemplated by Section 2.10(b) of the Loan Agreement (as amended hereby), the parties agree that Exhibit B hereto sets forth the net amounts to be paid by, or that are payable to, each of the Lenders, Nieuw Amsterdam Receivables Corporation S.a.r.l. (formerly known as Nieuw Amsterdam Receivables Corporation) and Wells Fargo Capital Finance, LLC on the Amendment Closing Date, and if it is described on Exhibit B as owing any amount on the Amendment Closing Date, agrees to make such payments as are described on such Exhibit B to be payable by it on the Amendment Closing Date to the Depositary at the Depositary’s Office in immediately available funds. The Collateral Agent (in its capacity as the Depositary) is authorized and directed to collect and to disburse funds on the Amendment Closing Date in accordance with Exhibit B.
(f)The Depositary and the Agent are hereby further authorized and directed that all amounts payable by or on behalf of the Borrower on or after the Amendment Closing Date, including without limitation, amounts to be distributed from the Collection Account on the Settlement Dates falling in April and May 2015, shall be paid to the entities that are the Lenders of record as of such date. Nieuw Amsterdam Receivables Corporation S.a.r.l. (formerly known as Nieuw Amsterdam Receivables Corporation) and Wells Fargo Capital Finance, LLC each agree that, after the Amendment Closing Date, they will look solely to Rabo International and Wells Fargo, respectively, for payment of any accrued and unpaid Obligations for any period preceding the Amendment Closing Date.
SECTION 2.3    Agent to Record. The Agent is hereby directed and authorized by the Lenders to make the appropriate notations in its books and records to reflect the revised Commitment Percentages of the Lenders and the assignments and assumptions of Loans contemplated by this Amendment, and to update the Register accordingly.
SECTION 2.4    Lender and Agent Information. The information set forth on Schedule 11.01 to the Loan Agreement is hereby deleted and replaced with the updated information set forth on Exhibit C to this Amendment. References to the individual contact for the Agent in Exhibits E-3 and E-4 to the Loan Agreement are hereby deleted, and replaced by directing such notices to the attention of Shirley Lu, ph. (212) 325-9896 or fax (212) 322-1699.
ARTICLE 3
CONDITIONS
SECTION 3.1    Conditions to Effectiveness. This Amendment shall become effective on the date on which the Agent has received:
(g)signature pages to this Amendment duly executed by each party hereto (including each Lender);
(h)a copy of the Organizational Documents of each Facility Party, certified as of a recent date by the Secretary of State of its state of organization, to the extent such documents have been amended, supplemented or modified since June 17, 2013;

(i)a certificate as to the good standing of each Facility Party from such Secretary of State, as of a recent date;
(j)a certificate of the Secretary or Assistant Secretary of each Facility Party, dated as of the date of this Amendment, and certifying (A) that the certificate or articles of incorporation or other Organizational Documents, as applicable, of such Person have not been amended either since the date of the last amendment thereto shown on the related certificate furnished pursuant to clause (b) above or since June 17, 2013, if no certificate is required to be furnished pursuant to clause (b) above; (B) that attached thereto is a true and complete copy of the agreement of limited partnership, operating agreement or by-laws of such Person, as in effect on the date of this Amendment (or a certification that such documents have not been amended, supplemented, or otherwise modified since June 17, 2013) and in effect at all times since a date prior to the date of the resolutions described in clause (C) below, (C) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or other governing body of such Person, authorizing the execution, delivery and performance of this Amendment to which it is to be a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect; and (D) as to the incumbency and specimen signature of each officer executing this Amendment or any other document delivered in connection herewith or therewith on behalf of the such Person;
(k)a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (d) above;
(l)a favorable written opinion of in-house counsel to each Facility Party, addressed to the Agent and each Lender, dated as of the date of this Amendment, in form and substance satisfactory to the Agent;
(m)a favorable written opinion of Morris James LLP, counsel to the Collateral Agent and the Borrower, addressed to the Agent and each Lender, dated as of the date of this Amendment, in form and substance satisfactory to the Agent;
(n)favorable written opinions of Vedder Price P.C., counsel to each Facility Party, as to the enforceability hereof under New York Law and as to true sale and non-consolidation matters in connection with the Borrower, each addressed to the Agent and each Lender, dated as of the date of this Amendment, in form and substance satisfactory to the Agent;
(o)a favorable written opinion of Vedder Price P.C., counsel to each Facility Party, as to certain tax matters, to be addressed to the Agent and each Lender, dated as of the date of this Amendment, in form and substance satisfactory to the Agent;
(p)evidence that all costs, fees and expenses due to the Agent and the Lenders on or before the date of this Amendment shall have been paid, in each case to the extent invoiced or otherwise notified to the Borrower in writing;
(q)a rating letter from S&P rating the Loans at not less than “A-(sf)”; and
(r)such other documents as the Agent or Mayer Brown LLP, counsel for the Agent, may reasonably request.
ARTICLE 4
MISCELLANEOUS
SECTION 4.1    Waiver. The obligations of the Agent under Section 11.03(a) of the Loan Agreement shall be satisfied to the extent such obligations are performed in accordance with Section 11.03(a) of the Loan Agreement as modified hereby, and each of the parties, by its execution of this Amendment, waives any rights it may otherwise have pursuant to Section 11.03(a) of the Loan Agreement.

SECTION 4.2    Direction. The Agent hereby requests and directs the Collateral Agent to execute and deliver this Amendment, and hereby certifies and confirms to the Collateral Agent that the execution and delivery of this Amendment by the Collateral Agent is authorized and permitted by the Security Agreement and the other Loan Documents.
SECTION 4.3    Representations and Warranties. Each Facility Party represents and warrants that its respective representations and warranties set forth in Article V (as amended hereby) of the Loan Agreement are true and correct on and as of the date of this Amendment as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date.
SECTION 4.4    Effect of Amendment. This Amendment shall constitute a “Loan Document” within the meaning of the Loan Agreement. All provisions of the Loan Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Loan Agreement (or in any other Transaction Document) to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby.
SECTION 4.5    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 4.6    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.
SECTION 4.7    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Loan Agreement or any provision hereof or thereof.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

TRINITY INDUSTRIES LEASING COMPANY

By: /s/ C. Lance Davis
Name: C. Lance Davis
Title: Vice President

TRINITY RAIL LEASING WAREHOUSE TRUST

By: /s/ C. Lance Davis
Name: C. Lance Davis
Title: Vice President

WILMINGTON TRUST COMPANY,
as Collateral Agent and Depositary

By: /s/ Jose L. Paredes
Name: Jose L. Paredes
Title: Assistant Vice President

CREDIT SUISSE AG, NEW YORK BRANCH, as Agent

By: /s/ Oliver Nisenson
Name: Oliver Nisenson
Title: Director

By: /s/ Jason Muncy
Name: Jason Muncy
Title: Vice President

Credit Suisse AG, Cayman Islands Branch,
as a Committed Lender

By: /s/ Oliver Nisenson
Name: Oliver Nisenson
Title: Authorized Signatory

By: /s/ Jason D. Muncy
Name: Jason D. Muncy
Title: Authorized Signatory

GIFS Capital Company, LLC,
as a Conduit Lender

By: /s/ Thomas J. Irvin
Name: Thomas J. Irvin
Title: Manager

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH,
as an Assignee and as a Committed Lender

By: /s/ Christopher Lew
Name: Christopher Lew
Title: Executive Director

By: /s/ Mark Watchus
Name: Mark Watchus
Title: Managing Director

NIEUW AMSTERDAM RECEIVABLES CORPORATION S.a.r.l (formerly known as NIEUW AMDTERDAM RECEIVABLES CORPORATION), as an Assignor and as a Conduit Lender

By: /s/ Hille-Paul Schut
Name: Hille-Paul Schut
Title: Manager

By: /s/ Harald Thul
Name: Harald Thul
Title: Manager

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Committed Lender

By: /s/ Brian Bolotin
Name: Brian Bolotin
Title: Managing Director

By: /s/ Thomas Jean
Name: Thomas Jean
Title: Director

WELLS FARGO CAPITAL FINANCE, LLC,
as an Assignor and as a Committed Lender

By: /s/ John Reniger
Name: John Reniger
Title: Senior Vice President

By: /s/ John Reniger
Name: John Reniger
Title: Senior Vice President

WELLS FARGO BANK, N.A.,
as an Assignee and as a Committed Lender

By: /s/ Jerri A. Kallam
Name: Jerri A. Kallam
Title: Director

By:
Name:
Title:

BANK OF AMERICA, N.A.,
as a Committed Lender

By: /s/ Adarsh Dhand
Name: Adarsh Dhand
Title: Vice President

EXHIBIT A
SCHEDULE 1.01

Lender	Commitment Amount	Commitment Percentage
Credit Suisse AG, Cayman Islands Branch	$300,000,000.00	30.00000000%
Crédit Agricole Corporate and Investment Bank	$200,000,000.00	20.00000000%
Wells Fargo Bank, N.A.	$200,000,000.00	20.00000000%
Bank of America, N.A.	$200,000,000.00	20.00000000%
Coöperatieve Centrale Raiffeisen- Boerenleenbank B.A., “Rabobank International”, New York Branch	$100,000,000.00	10.00000000%
Totals	$1,000,000,000.00	100.00000000%

EXHIBIT B
NET PAYMENT SCHEDULE
(attached)

TRLWT 2015 Renewal Reallocations

	CURRENT			POST RENEWAL
	Commitment	Percentage	Loan Outstanding	Commitment	Percentage	Loan Outstanding	Net Funding (Paydown)
Credit Suisse	150,000,000	31.57894737%	32,011,710.90	300,000,000	30%	30,411,125.36	(1,600,585.54)
Bank of America	87,500,000	18.42105263%	18,673,498.03	200,000,000	20%	20,274,083.57	1,600,585.54
Credit Agricole	100,000,000	21.05263158%	21,341,140.60	200,000,000	20%	20,274,083.57	(1,067,057.03)
Wells Fargo *	87,500,000	18.42105263%	18,673,498.03	200,000,000	20%	20,274,083.57	1,600,585.54
Rabobank **	50,000,000	10.52631579%	10,670,570.30	100,000,000	10%	10,137,041.79	(533,528.51)
Total	475,000,000	100.00000000%	101,370,417.86	1,000,000,000	100%	101,370,417.86	—

* Wells Fargo Bank, N.A. to fund the net amount on the Closing Date; Wells Fargo Bank to settle payments on assignment directly with Wells Fargo Capital as Assignor.
** Paydown will be to Rabobank on the Closing Date; Rabobank to settle payments on assignment directly with Nieuw Amsterdam as Assignor.

EXHIBIT C
SCHEDULE 11.01
NOTICE ADDRESSES; AGENT’S OFFICE
Notice Addresses:

TILC:                     Trinity Industries Leasing Company
2525 Stemmons Freeway
Dallas, Texas 75207
Attn: Lance Davis, Vice President - Capital Markets
(214) 589-8925 (phone)
(214) 589-8271 (fax)

With a copy to:
Trinity Industries Leasing Company
2525 Stemmons Freeway
Dallas, Texas 75207
Attn: Legal Department
(214) 589-8824 (fax)

Borrower:                 Trinity Rail Leasing Warehouse Trust
c/o Trinity Industries Leasing Company, as Manager
2525 Stemmons Freeway
Dallas, Texas 75207
Attn: Lance Davis, Vice President - Capital Markets
(214) 589-8925 (phone)
(214) 589-8271 (fax)

With a copy to:
Trinity Industries Leasing Company
2525 Stemmons Freeway
Dallas, Texas 75207
Attn: Legal Department
(214) 589-8824 (fax)

Agent:                 Credit Suisse AG, New York Branch, as Agent
Eleven Madison Avenue
New York, New York 10010
Attn: Robbin Conner
(212) 325-6688(phone)
(212) 322-2609 (fax)

With a copy to:
Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, New York 10010
Attn: Shirley Lu
(212) 325-9896 (phone)
(212) 322-1699 (fax)

Collateral Agent:             Wilmington Trust Company
Rodney Square North
1100 N. Market Street
Wilmington, DE 19890-0001
Attn: Corporate Trust Administration / Jose Paredes
(302) 636-6000 (phone)
(302) 636 4140 (fax)

Depositary:                 Wilmington Trust Company
Rodney Square North
1100 N. Market Street
Wilmington, DE 19890-0001
Attn: Corporate Trust Administration / Jose Paredes
(302) 636-6000 (phone)
(302) 6364140(fax)

Lenders:                Credit Suisse AG, Cayman Islands Branch
c/o Credit Suisse AG, New York Branch
Eleven Madison Avenue
New York, NY 10010
(212) 538-1890 (phone)
email: oliver.nisenson@credit-suisse.com;
patrick.hart@credit-suisse.com; list.afconduitreports@credit-suisse.com

GIFS Capital Company, LLC
227 West Monroe Street
Suite 4900
Chicago, IL 60606
Attn: Operations Department
(312) 977-4560 (phone) CHIoperations@guggenhe
impartners.com (email)

Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, New York 10010
Attn: Shirley Lu
(212) 325-9896 (phone)
(212) 322-1699 (fax)

Wells Fargo Bank, N.A.
550 S. Tryon St., 5th floor
MAC D1086-051
Charlotte, NC 28202
Attn: Pete Rogers
(704) 410-2367 (phone)
(704) 410-0234 (fax)

Crédit Agricole Corporate and Investment Bank
1301 Avenue of the Americas, 18th Floor
New York, New York 10019
Attn: Elisa Lajonchere / Kinnary Armstrong / Thomas Jean
(212) 261-2524 / (212) 261-3518 / (212) 261-7067 (phone)
(212) 261-7368 / (917) 849-6367 (fax)

Rabobank International
245 Park Ave.
New York, New York 10167
Attn: Asset Based Finance
(212) 808-6816 (phone)
(914) 304-9324 (fax)
Email: naconduit@rabobank.com

Bank of America, N.A.NC1-027-15-01
214 North Tryon Street
Charlotte, NC 28255
Attention: Jessica Richmond/Adarsh Dhand
(980) 388-8371 / (980) 387-7778 (phone)

Agent’s Office:             Credit Suisse AG, New York Branch, as Agent
Eleven Madison Avenue
New York, New York 10010
Attn: Robbin Conner
(212) 325-6688 (phone)
(212) 322-2609 (fax)

With a copy to:
Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, New York 10010
Attn: Shirley Lu
(212) 325-9896 (phone)
(212) 322-1699 (fax)